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                                                                    Exhibit 99.1

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                            PREFORMED LINE PRODUCTS

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            P.O. BOX 91129 o CLEVELAND, OHIO 44101 o (440) 461-6200


For immediate release                                Eric R. Graef
December 19, 2003                                    Preformed Line Products
                                                     (440) 473-9249

                    PREFORMED LINE PRODUCTS BOARD AUTHORIZES
                            SHARE REPURCHASE PROGRAM

Cleveland, Ohio, December 19, 2003 - PREFORMED LINE PRODUCTS COMPANY, (NASDAQ:
PLPC) announced today that its Board of Directors has authorized the Company to repurchase up to 100,000 common shares, $2 par value per share, or approximately 1.7%, of the Company's outstanding common shares. Under the repurchase program, which will not commence until the Company has released its financial results for 2003, the Company has authority to repurchase common shares through the open market, block purchases, or in negotiated private transactions on an ongoing basis. The repurchases will be subject to the availability of common shares, general market conditions, the trading price of the common shares, alternative uses for capital, and the Company's financial condition and performance.

The Board of Directors believes that the repurchase program may assist the Company to become a Controlled Company under the new corporate governance rules of the Nasdaq Stock Market, Inc. ("Nasdaq"). Under the new rules a company that is a "Controlled Company" is exempt from certain new director independence and other governance requirements. The Company believes that as a Controlled Company its cost of complying with the new rules should be reduced, which would be beneficial to all of the Company's shareholders. Certain members of the Ruhlman family and others are exploring the possibility of forming a group in order to qualify the Company as a Controlled Company under the Nasdaq's rules, although no agreement has been reached to date.

Founded in 1947, Preformed Line Products is an international designer and manufacturer of products and systems employed in the construction and maintenance of overhead and underground networks for energy, communications and broadband network companies.

Preformed's world headquarters are in Cleveland, Ohio, and the Company operates three domestic manufacturing centers, located in Rogers, Arkansas, Albemarle, North Carolina, and Asheville, North Carolina. The Company serves its worldwide market through international operations in Australia, Brazil, Canada, China, England, Japan, Mexico, New Zealand, Scotland, South Africa and Spain.


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This news release contains "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding the Company, including those statements regarding the Company's and management's beliefs and expectations concerning the Company's future performance or anticipated financial results, among others. Except for historical information, the matters discussed in this release are forward-looking statements that involve risks and uncertainties which may cause results to differ materially from those set forth in those statements. Among other things, factors that could cause actual results to differ materially from those expressed in such forward-looking statements include the strength of the economy and demand for the Company's products, increases in raw material prices, the Company's ability to identify, complete and integrate acquisitions for profitable growth, and other factors described under the heading "Cautionary Statement With Respect to Forward-Looking Statements" in the Company's Form 10K filed with the SEC on March 26, 2003. The Form 10K and the Company's other filings with the SEC can be found on the SEC's website at http://www.sec.gov . The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.